UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

TEAM FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-132495	20-3818106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HEALTH FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-132495	20-3818041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Winston Road Knoxville, Tennessee 37919	37919
(Address of principal executive offices)	(Zip Code)

(800) 342-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 15, 2008, it was reported that Lehman Brothers Holdings Inc. (“Lehman”) filed for protection under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court in the Southern District of New York.

Team Finance LLC (“Team Finance”) has an aggregate revolving credit facility commitment of $125 million with a large consortium of banks, including Lehman Commercial Paper Inc., a subsidiary of Lehman. As of September 15, 2008, Lehman Commercial Paper Inc.’s total commitment within this existing credit facility was $15 million. As of September 15, 2008, Team Finance had no outstanding borrowings under the revolving credit facility and $7.7 million of outstanding letters of credit thereunder.

Team Finance does not believe the potential reduction in available capacity under this revolving credit facility will have a significant impact on the liquidity of Team Finance or TeamHealth, Inc. (collectively, the “Company”) and/or its subsidiaries.

Neither Team Finance nor any of its subsidiaries is a counterparty with Lehman or any of its subsidiaries under the Company’s existing interest rate swap contracts.

The Company continues to closely monitor the Lehman bankruptcy situation closely and will weigh all legal rights appropriately to protect its rights under its contractual relationships.

Statements made in this communication that are not historical facts and that reflect the current view of the Company about future events and financial performance are hereby identified as “forward looking statements.” Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions and include references to assumptions that we believe are reasonable and relate to our future prospects, developments and business strategies. The Company cautions readers of this communication that such “forward looking statements”, including without limitation, those relating to the Company’s future business prospects, revenue, working capital, professional liability expense, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements”. Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements, include, but are not limited to those factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including filings on Forms 10-Q and 10-K.

The Company disclaims any intent or obligation to update “forward looking statements” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCE LLC

Date: September 17, 2008	By: /s/ David P. Jones

Name: David P. Jones Title: Chief Financial Officer

HEALTH FINANCE CORPORATION

Date: September 17, 2008	By: /s/ David P. Jones

Name: David P. Jones Title: Chief Financial Officer